Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT dated as of May 15, 2012 (this “Amendment”) to the Credit Agreement dated as of May 20, 2011 (the “Credit Agreement”) among NEWMONT MINING CORPORATION (the “Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to Section 2.09(d) of the Credit Agreement, the Borrower has requested Additional Credit Commitments from Additional Credit Lenders in an aggregate principal amount of $500,000,000;

WHEREAS, in accordance with Section 2.21 of the Credit Agreement, the Borrower hereby requests (a) an extension of the Maturity Date from May 20, 2016 to May 22, 2017 (such date, the “Extended Maturity Date”), (b) changes to the Applicable Rate to be applied in determining the interest payable on Loans of, and fees payable under the Credit Agreement to, Lenders consenting to extend their Commitments to such Extended Maturity Date and (c) certain other amendments to the terms of the Credit Agreement, in each case as set forth below;

WHEREAS all existing Lenders and all Additional Credit Lenders are willing to extend their Commitments to the Extended Maturity Date; and

WHEREAS this Amendment is (i) an Additional Credit Assumption Agreement contemplated by Section 2.09(d)(ii) of the Credit Agreement and (ii) a Maturity Date Extension Request contemplated by Section 2.21(a) of the Credit Agreement;

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

(b) The Commitments outstanding immediately prior to the Amendment Effective Date (as defined below) are referred to herein as “Existing Commitments” and the Revolving Loans outstanding immediately prior to the Amendment Effective Date are referred to herein as “Existing Revolving Loans”.

SECTION 2. Regarding the Additional Credit Commitments. (a) On the terms and subject to the conditions set forth herein and in Section 2.09(d) of the Credit Agreement, on the Amendment Effective Date, each person set forth on Schedule A hereto (an “Additional Credit Lender”) agrees to provide an Additional Credit Commitment to the Borrower in the amount set forth opposite its name on such Schedule (collectively, the “Additional Credit Commitments”);

(b) The provisions of Section 2.09(d)(iii) of the Credit Agreement will apply to the Additional Credit Commitments and to any Existing Revolving Loans. Accordingly, on the Amendment Effective Date, the principal amount of any Existing Revolving Loans that are ABR Loans will be repaid by the Borrower (which repayment may, subject to the terms and conditions of the Credit Agreement, be financed with new Borrowings made by all Lenders on the Amendment Effective Date on a pro rata basis, based on their Applicable Percentages after giving effect to this Amendment). The Borrower will, in connection with any such prepayment, pay accrued and unpaid interest on the principal amount of any Existing Revolving Loan that is prepaid. In addition, as contemplated by Section 2.09(d)(iii) of the Credit Agreement, the principal amount of any Existing Revolving Loans that are Eurodollar Loans will be repaid on the last day of their then-current Interest Periods (which repayment may, subject to the terms and conditions of the Credit Agreement, be financed with new Borrowings made by all Lenders on a pro rata basis, based on their Applicable Percentages at the times of such Borrowings).

(c) The fees payable pursuant to Section 2.12(a) and (b) of the Credit Agreement for the account of the Lenders shall be calculated so as to take into account the increase in the Commitments, the addition of the Additional Credit Lenders, any prepayments or refinancing of outstanding Loans and the reallocation of participations in any outstanding Letters of Credit, in each case on the Amendment Effective Date.

SECTION 3. Regarding the Extended Commitments. (a) On the terms and subject to the conditions set forth herein, effective as of the Amendment Effective Date and immediately after giving effect to Section 2 hereof, each Lender (including each of the existing Lenders and each Additional Credit Lender that becomes a Lender pursuant to Section 2 hereto) reflected as having a Commitment on Schedule B hereto (an “Extending Lender”) agrees that the Maturity Date with respect to all of its Commitments reflected on such Schedule (including all the Additional Credit Commitments of each Additional Credit Lender) shall be extended to the Extended Maturity Date (the “Extended Commitments”) and that the maturity date of all the Existing Revolving Loans of each Extending Lender shall (to the extent not prepaid in accordance with Section 2(b) hereof) be extended to the Extended Maturity Date (such Revolving Loans, the “Extended Revolving Loans”).

(b) The initial Interest Period applicable to each Extended Revolving Loan that is a Eurodollar Loan shall be the then-current Interest Period applicable to the Existing Revolving Loan that has been extended, and the Applicable Rate for such Loan shall be as set forth in Section 4 for periods on and after the Amendment Effective Date.

(c) Each of JPMorgan Chase Bank, N.A., in its capacities as Administrative Agent, Swingline Lender and an Issuing Bank, and U.S. Bank, National Association, Deutsche Bank AG New York Branch, and BNP Paribas, in its capacity as an Issuing Bank, hereby consents to this Amendment and confirms that each Additional Credit Lender not already a Lender under the Credit Agreement prior to the Amendment Effective Date is satisfactory to it.

(d) None of the transactions set forth in this Section 3 constitutes, or shall be deemed to be, a payment, prepayment, termination or novation of any Existing Revolving Loan or Existing Commitment unless specifically set forth herein, it being understood that this Section 3 merely effects a modification of the maturity and certain other terms of the Existing Revolving Loans and Existing Commitments made and outstanding under the Credit Agreement, and that such Revolving Loans and Commitments shall continue to be in effect and outstanding under the Credit Agreement on the terms and subject to the conditions set forth herein and therein.

SECTION 4. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The preamble is hereby amended to replace “$2,500,000,000” with “$3,000,000,000”.

(b) The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“First Amendment” means the First Amendment to the Credit Agreement dated as of May 15, 2012, among the Borrower, the Lenders party thereto, the Issuing Banks, the Swingline Lender and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning assigned to the term “Amendment Effective Date” in the First Amendment.

“Reaffirmation Agreement” means the Reaffirmation Agreement dated as of May 15, 2012, between the Guarantor and the Administrative Agent.

(c) The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended by replacing the pricing grid therein in its entirety with the following:

Rating (Moody’s, S&P)	Facility Fee (% per annum)	LIBOR Margin (% per annum)	ABR Margin (% per annum)	Financial LCs (% per annum)	Performance LCs (% per annum)
Category 1 A/A2 or higher	0.075%	0.80%	0.000%	0.80%	0.40%
Category 2 A-/A3	0.10%	0.90%	0.000%	0.90%	0.45%
Category 3 BBB+/Baa1	0.15%	1.000%	0.000%	1.00%	0.50%
Category 4 BBB/Baa2	0.20%	1.20%	0.20%	1.20%	0.60%
Category 5 BBB-/Baa3 or lower (or unrated)	0.25%	1.40%	0.40%	1.40%	0.70%

(d) The definition of the term “Loan Document” set forth in Section 1.01 of the Credit Agreement is amended by inserting the text “, the First Amendment, the Reaffirmation Agreement” immediately following the text “the Guarantee Agreement”.

(e) The definition of the term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended by replacing the text “May 20, 2016” with “May 22, 2017”.

(f) Section 2.09(d)(i) of the Credit Agreement is hereby amended to insert the text “after the Amendment Effective Date” immediately following the text “at no time” in the first proviso thereof.

(g) The first sentence of Section 9.13 of the Credit Agreement is hereby amended by inserting the phrase “that is subject to the USA Patriot Act” after “Each Lender” and before “and each Issuing Bank.”

(h) Schedule 2.01 to the Credit Agreement is replaced by the Schedule with the same designation attached as Schedule B hereto.

Except as set forth above, all schedules and exhibits to the Credit Agreement, in the forms thereof immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement as amended hereby.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) (x) the transactions set forth herein are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) on the Amendment Effective Date and immediately after giving effect to this Amendment, no Default has occurred or is continuing; and

(c) on and as of the Amendment Effective Date, all representations and warranties of the Borrower set forth in the Credit Agreement are (other than the representations and warranties set forth in Sections 3.04(b) and 3.06 and except as expressly provided in the last sentence of Section 3.12) be true and correct in all material respects (except to the extent expressly made as of another date, in which case such representations and warranties were true and correct in all material respects as of such other date).

SECTION 6. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a) The Administrative Agent shall have received counterparts hereof (including consents hereto, if applicable) duly executed and delivered by the Borrower and each existing Lender, each Additional Credit Lender, the Swingline Lender, each Issuing Bank and the Administrative Agent.

(b) The conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date and the Administrative Agent shall have received a certificate by the President, a Vice President or a Financial Officer of the Borrower, dated the Amendment Effective Date, to such effect.

(c) The Administrative Agent shall have received such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the Guarantor and the authorization of the transactions contemplated hereby by the Borrower and the Guarantor, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Guarantor shall have entered into a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Borrower shall have made the prepayments of Existing Revolving Loans and payments of accrued and unpaid interest on Loans, if any, required to be made on the Amendment Effective Date by Section 2(b) hereof.

(f) The Administrative Agent shall have received payment from the Borrower, (i) for the account of each Additional Credit Lender, an upfront fee (the “Upfront Fee”) in an aggregate amount equal to 0.20% of each Additional Credit Lender’s allocated Additional Credit Commitments, and (ii) for the account of each Extending Lender, an extension fee (the “Extension Fee”) in an aggregate amount equal to 0.05% of such Extending Lender’s Extended Commitments (which, for purposes of determining the Extension Fee, shall be deemed not to include the Additional Credit Commitments, if any, of such Extending Lender).

(g) The Borrower shall have paid all other fees and other amounts due and payable including, to the extent invoiced, payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by any Loan Party to the Administrative Agent or the Arranger in connection with the Amendment and the transactions contemplated hereby or under Section 9.03 of the Credit Agreement.

(h) The Additional Credit Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act to the extent requested at least 10 days prior to the Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective, and the obligations of the Lenders to make, fund or extend Loans as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 6 has not been satisfied at or prior to 5:00 p.m., New York City time, on May 31, 2012 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the Credit Agreement).

SECTION 7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On the terms and subject to the conditions set forth herein, effective as of the Amendment Effective Date, for all purposes of the Loan Documents, (i) the Extended Commitments shall constitute “Commitments”, (ii) each Extended Revolving Loan shall constitute a “Revolving Loan” and a “Loan” and (iii) each Extending Revolving Lender shall, in respect of its Extended Revolving Credit Commitments, be a “Consenting Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Commitment under the Credit Agreement. Except to the extent provided in Section 4 hereof, the terms and conditions of the Extended Commitments shall be identical to those of the Existing Commitments.

(c) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. Insofar as it provides for the obtaining of Additional Credit Commitments from the Additional Credit Lenders, this Amendment shall constitute an “Additional Credit Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Insofar as it provides for the extension of the Maturity Date applicable to the Existing Commitments and Existing Revolving Loans, this Amendment shall be deemed to be a “Maturity Date Extension Request” for all purposes of the Credit Agreement and the other Loan Documents and shall constitute an amendment permitted under Section 2.21(f) of the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) The changes to the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement effective pursuant to this Amendment shall apply and be effective on and after the Amendment Effective Date. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement immediately prior to giving effect to this Amendment shall apply and be effective for the period ending on, but not including, the Amendment Effective Date.

(e) The Administrative Agent and the Lenders party hereto hereby waive compliance with the notice requirements set forth in Section 2.09(d)(i) of the Credit Agreement, solely with respect to the Additional Credit Commitments contemplated hereby.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, as well as all other out-of-pocket expenses payable under the Credit Agreement that have not yet been reimbursed to the extent such fees and expenses are invoiced prior to the Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

NEWMONT MINING CORPORATION,

by	/s/ Thomas P. Mahoney
Name: Thomas P. Mahoney
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank,

by	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

U.S. BANK, NATIONAL ASSOCIATION, individually and as Issuing Bank,

by	/s/ Blake Malia
Name: Blake Malia
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, individually and as Issuing Bank,

by	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

BNP PARIBAS, individually and as Issuing Bank,

by	/s/ Ivan Lincevski
Name: Ivan Lincevski
Title: Vice President

/s/ Guelay Mese
Name: Guelay Mese
Title: Vice President

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE CREDIT AGREEMENT

OF NEWMONT MINING CORPORATION.

Name of Lender:

Bank of Montreal, Chicago Branch

By	/s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

Name of Lender:

Citibank, N.A.

By	/s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

Name of Lender:

HSBC Bank USA, National Association

By	/s/ Alexandra Barrows
Name: Alexandra Barrows
Title: Vice President

Name of Lender:

Mizuho Corporate Bank (USA)

By	/s/ Leon Mo
Name: Leon Mo
Title: Senior Vice President & Team Leader

Name of Lender:

Sumitomo Mitsui Banking Corp.

By	/s/ Yasuhiro Shirai
Name: Yasuhiro Shirai
Title: Managing Director

Name of Lender:

The Bank of Nova Scotia

By	/s/ Ray Clarke
Name: Ray Clarke
Title: Managing Director

For any Lender requiring a second signature line:

By	/s/ Ian Stephenson
Name: Ian Stephenson
Title: Director

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, LTD.

By	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

Name of Lender:

The Royal Bank of Scotland N.V., (Canada) Branch

By	/s/ Shehan De Silva
Name: Shehan De Silva
Title: Vice President

For any Lender requiring a second signature line:

By	/s/ David Wright
Name: David Wright
Title: Head of Client Management Canada

Name of Lender:

UBS AG, STAMFORD BRANCH

By	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

For any Lender requiring a second signature line:

By	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Name of Lender:

Australia and New Zealand Banking Group Limited

By	/s/ Joshua Landau
Name: Joshua Landau
Title: Head of Financial Institutions Group — America

Name of Lender:

Bank of America, N.A.

By	/s/ Chris Burns
Name: Chris Burns
Title: Vice President

Name of Lender:

CIBC, Inc.

By	/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Executive Director

For any Lender requiring a second signature line:

By	/s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

Name of Lender:

COMMONWEALTH BANK OF AUSTRALIA

By	/s/ Greg Calone
Name: Greg Calone
Title: Head of Natural Resources — Americas

Name of Lender:

Credit Suisse AG, Cayman Islands Branch

By	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

For any Lender requiring a second signature line:

By	/s/ Patrick L. Freytag
Name: Patrick L. Freytag
Title: Associate

Name of Lender:

Royal Bank of Canada

By	/s/ Stam Fountoulakis
Name: Stam Fountoulakis
Title: Authorized Signatory

Name of Lender:

SOCIETE GENERALE

By	/s/ Daniel Ota
Name: Daniel Ota
Title: Director

Name of Lender:

WESTPAC BANKING CORPORATION

By	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Senior Relationship Manager

Name of Lender:

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch

By	/s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

For any Lender requiring a second signature line:

By	/s/ Paul Rodriguez
Name: Paul Rodriguez
Title: Vice President